Exhibit (h)

             Shares of Common Stock, $0.001 par value per share

EVERCORE INVESTMENT CORPORATION

[FORM OF UNDERWRITING AGREEMENT]

                    , 2004

BEAR, STEARNS & CO. INC.

LEHMAN BROTHERS INC.

As Representatives of the

several Underwriters named in

Schedule I attached hereto (the “Representatives”)

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies/Gentlemen:

Evercore Investment Corporation, a corporation organized and existing under the laws of the State of Maryland (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of              shares (the “Firm Shares”) of its common stock, $0.001 par value per share (the “Common Stock”) and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional              shares (the “Additional Shares”) of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares”. The Shares are more fully described in the Registration Statement and Prospectus referred to below. Bear, Stearns & Co. Inc. (“Bear Stearns”) and Lehman Brothers Inc. (“Lehman Brothers”) are acting as lead managers (the “Lead Managers”) in connection with the offering and sale of the Shares contemplated herein (the “Offering”).

The Company also proposes, subject to the terms of this agreement (this “Agreement”), the applicable rules, regulations and interpretations of the NASD (as defined below) and all other applicable laws, rules and regulations, that up to         % of the Firm Shares (the “Directed Shares”) shall be reserved for sale by the Underwriters at the initial public offering price to certain officers, directors, employees and other persons designated by the Company (“Directed Share Purchasers”). To the extent that sales of Directed Shares are not orally confirmed for purchase by Directed Share Purchasers by 12:00 p.m. EST on the first day after the date of this Agreement, the Directed Shares will be offered to the public as part of the Offering; it is understood that unless a Directed Share Purchaser has made such confirmation, such Directed Share Purchaser may not participate in the purchase of Directed Shares.

The Company and Evercore Asset Management LLC (the “Adviser”) wish to confirm as follows their agreements with the Lead Managers and the other several Underwriters on whose behalf the Lead Managers are acting in connection with the several purchases of the Shares by the Underwriters.

The Company has entered into an Investment Management Agreement with the Adviser dated as of             , 2004, an Administration Agreement with the Adviser, dated as of             , 2004, a Custody Agreement with Wells Fargo Bank, N.A. Shareowner Services (“Wells Fargo”) dated as of             , 2004, and such agreements are herein referred to as the “Management Agreement,” the “Administration Agreement” and the “Custody Agreement,” respectively. Collectively, the Management Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agency Agreement are herein referred to as the “Company Agreements.” In addition, the Company has adopted a dividend reinvestment plan (the “Dividend Reinvestment Plan”) pursuant to which and subject to the terms of such plan, holders of Common Shares shall have their dividends automatically reinvested in additional Common Shares of the Company unless they elect to receive such dividends in cash.

On April 14, 2004, the Company filed Form N-54A, a Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940, pursuant to Section 54(a) of the Act (File No. 814-00655) (the “Notification of Election”), with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder.

On April 14, 2004, the Company also filed with the Commission a registration statement on Form N-2 (No. 333-114450), and subsequently filed amendments thereto, including a prospectus, for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares.

The Company has furnished to the Lead Managers, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each such preliminary prospectus being herein called a “Preliminary Prospectus”) relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it became effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497(h) under the Securities Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Securities Act and also including any registration statement filed pursuant to Rule 462(b) under the Securities Act, is herein called the “Registration Statement,” and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the “Prospectus.”

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters, and the Adviser represents and warrants to, and agrees with, each of the Underwriters that:

(a) The Registration Statement has been declared effective by the Commission. All of the Shares have been registered under the Securities Act pursuant to the

Registration Statement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. All references in this Agreement to the Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Company’s registration statement on Form 8-A under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), has become effective.

(b) The Preliminary Prospectus in the form distributed in connection with the offering of the Shares complied in all material respects to the requirements of the Securities Act and did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, and complies and will comply, at the Closing Date and the Additional Closing Date, in all material respects with the requirements of the Securities Act and the Prospectus will comply, as of its date and at the Closing Date and at the Additional Closing Date, in all material respects with the requirements of the Securities Act, and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the Company is eligible to use Form N-2; the Registration Statement did not, when it became effective, does not and will not, at the Closing Date and the Additional Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not, as of its date and at the Closing Date and at the Additional Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through the Lead Managers to the Company expressly for use in the Preliminary Prospectus, the Registration Statement or the Prospectus; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus and the Prospectus. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included in the last paragraph on the cover page and paragraphs [    ] under the caption “Underwriting” in the Prospectus.

(c) PricewaterhouseCoopers LLP, who have certified the financial statements and supporting schedules and information of the Company that are included or incorporated by reference in the Registration Statement are independent public accountants as required by the Securities Act, the Exchange Act, and the rules and regulations promulgated under such Acts. PricewaterhouseCoopers LLP whose report on the statement of assets and liabilities of the Company is filed with the Commission as part of the Prospectus, are independent public accountants as required by the Securities Act.

The audited statement of assets and liabilities included in the Prospectus, together with the related notes, present fairly the financial position of the Company as of the date indicated; there are no financial statements that are required to be included in the Prospectus that are not included as required; the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement; and all disclosures contained in the Registration Statement or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company or the Adviser, individually or taken as a whole; (ii) the indebtedness or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations (including any off-balance sheet obligations), whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

(e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed “As Adjusted” under the caption “Capitalization” (without giving effect to the purchase of any Additional Shares by the Underwriters). All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

(f) The Shares have been duly and validly authorized and, when delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering. The capital stock of the Company, including the Common Stock and the Shares, conform to the descriptions thereof contained in the Registration Statement and the Prospectus. The certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders. Except as disclosed in the Registration Statement and the Prospectus, the Company does not have any outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(g) The Company has no subsidiaries (as defined in the Securities Act). The Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. Complete and correct copies of the charter and the bylaws of the Company and all amendments thereto through the date hereof have been delivered to the Lead Managers.

(h) The Company has been duly organized and validly exists as a corporation in good standing under the laws of the State of Maryland. The Company has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company, individually or taken as a whole; (ii) the indebtedness or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

(i) The Management Agreement and the Administration Agreement have been duly authorized, executed and delivered by the Company.

(j) (1) The Company has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies having jurisdiction over the Company and all third parties (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, and (2) each such Consent is valid and in full force and effect, and (3) the Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent, except where the failure to comply with the foregoing provisions (1), (2) or (3) would not have a Material Adverse Effect or as otherwise disclosed in the Registration Statement and Prospectus. The Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except as disclosed in

paragraphs              under the caption “            ” of the Prospectus or where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(k) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company.

(l) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Management Agreement, the Administration Agreement, the Registration Statement and the Prospectus do not and will not (i) violate, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”) upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its respective properties, operations or assets may be bound or (ii) violate any provision of the charter or bylaws of the Company, or (iii) violate any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body having jurisdiction over the Company, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(m) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body having jurisdiction over the Company is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except (1) the registration under the Securities Act of the Shares, which has become effective, (2) such Consents as may be required under state securities or blue sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. (“NASDR”), (3) filing of the Notification of Election under the Investment Company Act, in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect, and (4) those Consents which have been duly obtained at or prior to the Closing Date.

(n) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company, the Adviser or any of their respective officers, directors, or other affiliates is a party or of which any property, operations or assets of the Company is the subject which, individually or in the aggregate, if determined adversely to the Company or the Adviser could reasonably be expected to have a Material Adverse Effect; to the best of the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

(o) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position as of the dates indicated; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting notes and schedules, if any, included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(p) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required.

(q) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(r) To the Company’s knowledge, there are no affiliations or associations between any member of the NASD and any of the Company’s officers, directors or security holders, except as set forth in the Prospectus.

(s) The terms of the Management Agreement, including compensation terms, comply in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the applicable published rules and regulations under such Acts.

(t) The approvals by the Board of Directors and the initial stockholders of the Company of the Management Agreement have been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be regulated as business development companies under the Investment Company Act.

(u) Except as disclosed in the Prospectus, (i) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act and the applicable published rules and regulations thereunder and (ii) to the knowledge of the Company, no director of the Company is an “affiliated person” (as defined in the Investment Company Act) of any of the Underwriters.

(v) The Company has duly elected to be treated by the Commission under the Investment Company Act as a business development company, such election is effective and all required action has been taken by the Company under the Securities Act to make the public offering and consummate the sale of the Shares as provided in this Agreement; the provisions of the corporate charter and bylaws of the Company will comply in all material respects with the requirements of the Investment Company Act.

(w) The operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to business development companies and the rules and regulations of the Commission thereunder; provided, however, that the Company does not represent or warrant as to the compliance of the indemnification provisions of Section 8(c) hereof relating to the Directed Share Program with Section 17(i) of the Investment Company Act.

(x) The Common Stock is registered pursuant to Section 12 of the Exchange Act and the Shares have been approved for quotation on the NASDAQ National Market (“Nasdaq”) upon issuance or sale and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(y) The Company maintains and will maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the Investment Company Act, the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the “Code”), (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles, to calculate net asset value, and to maintain accountability for assets, and to maintain material compliance with the books and records requirements under the Investment Company Act and the rules and regulations thereunder, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(z) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations thereunder, and that all such information, including material information pertaining to the Company’s operations and assets managed by the Adviser, is made known to the Company’s Chief Executive Officer and Chief Financial

Officer (or functionally equivalent personnel) by others within the Company and the Adviser, to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with such reports.

(aa) The Company and, to its knowledge, its directors and officers (in such capacity) are in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Commission’s applicable published rules promulgated thereunder that are effective, and the Company is taking steps to ensure that it will comply with other applicable provisions of the Sarbanes-Oxley Act and the Commission’s applicable published rules promulgated thereunder upon the effectiveness of such provisions.

(bb) Neither the Company nor, to the Company’s knowledge, any of its directors, officers, affiliates (within the meaning of Rule 144 under the Securities Act) or controlling persons has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(cc) The Company has not, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act, or the rules and regulations thereunder, with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, the Company has not sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than the initial shares of Common Stock issued to the initial stockholders as described in the Registration Statement and the Prospectus.

(dd) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(ee) The conditions for use of Form N-2 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(ff) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated under such Act, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(gg) When the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and compiled in all material respects with the requirements of, the Investment Company Act and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(hh) The Company is not and, at all times up to and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act, and is not and will not be an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(ii) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the rules and regulations promulgated under such Acts and which have not been so described or filed.

(jj) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the rules and regulations promulgated under such Acts to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company or to or for any family member of affiliate of any director or executive officer of the Company.

(kk) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(ll) The Company owns, leases or has access to all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. The Company does not own any real property. The Company has good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company.

(mm) The Company (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of its business as being conducted and as described in the Registration Statement and Prospectus and (ii) has no reason to believe that the conduct of its business does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property. There is no pending nor, to the Company’s knowledge, is there any threatened action, suit, proceeding or claim by others challenging the Company’s or any affiliate’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(nn) The Company maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company has not been refused any insurance coverage sought or applied for. Subject to changes in pricing in the insurance industry generally (as to which the Company makes no representation or warranty), the Company has no reason to believe that it will not be able to renew its existing insurance as and when such coverage expires or will not be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(oo) The Company has in effect insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Investment Company Act, the Investment Advisers Act, the Securities Act, the Exchange Act, the rules and regulations promulgated under such Acts and applicable foreign securities laws.

(pp) The Company’s directors and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the Investment Company Act are in full force and effect; the Company is in compliance with the terms of such policy and fidelity bond in all material respects. There are no claims by the Company under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause. Subject to changes in pricing in the insurance and fidelity bond industry generally (as to which the Company makes no representation or warranty), the Company has no reason to believe that it will not be able to renew its existing directors and officers/errors and omissions insurance policy or its fidelity bond as and when such policy or fidelity bond expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(qq) Except as disclosed in paragraphs              under the caption “                ” of the Prospectus or where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect, the Registration Statement, the Prospectus and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders of foreign jurisdictions in which Directed Shares are offered or the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, may be distributed in connection with therewith; and no Consent of, from or with any judicial, regulatory or other legal or governmental agency or body, other than such as have been obtained, is necessary under any such law, rule, regulation, ordinance, directive, judgment, decree or order.

(rr) The Company has accurately prepared and timely filed any and all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

(ss) Neither the Company nor, to the Company’s knowledge, any of its employees or agents has (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

(tt) The Company (i) is not in violation of its charter or bylaws, (ii) is not in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject and (iii) is not in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

(uu) The Company has not offered, or caused the Underwriters to offer, Directed Shares to any person with the intention of unlawfully influencing (i) a customer or supplier of the Company or any affiliate to alter the customer’s or supplier’s level or type of business with the Company or any affiliate or (ii) a trade journalist or publication to write or publish favorable information about the Company, any affiliate or its products.

(vv) Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any affiliate that could reasonably be expected to have a Material Adverse Effect.

(ww) As of the Closing Date, the Company has not conducted any substantive business operations other than those taken in preparation for or in connection with this Offering or as otherwise disclosed in the Registration Statement. Further, other than as disclosed in the Registration Statement or the comfort letter described in Section 7(i) hereof, there have been no material changes in the Company’s balance sheets or financial condition since the date of the Company’s most recent audited financial statements.

(xx) The operations of the Company are and have been conducted at all times in compliance with applicable federal and state (and to the extent applicable, non-U.S.) anti-money laundering laws and regulations, including the financial recordkeeping and reporting requirements of The Bank Secrecy Act of 1970, as amended (including amendments pursuant to the Title III of the USA PATRIOT Act of 2001, International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001), and 18 U.S.C. Sections 1956 and 1957 (collectively, the “Money Laundering Laws”) and, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or to the knowledge of the Company, threatened. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(yy) All advertising, sales literature or other promotional material (including “prospectus wrappers”, “broker kits”, “road show slides” and “road show scripts”), whether in printed or electronic form, authorized in writing by or prepared by the Company or the Adviser for use in connection with the offering and sale of the Shares (collectively, “sales material”) complied and comply in all material respects with the applicable requirements of the Investment Company Act, the rules and regulations thereunder and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD’s conduct rules were provided to Underwriters’ Counsel, for filing; and, no sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters’ shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2. Representations and Warranties of the Adviser. The Adviser represents and warrants to the Underwriters that:

(a) The Adviser has been duly organized and validly exists as a Delaware limited liability company, and in good standing under the laws of the State of Delaware, with full power, right and authority to own, lease and operate its properties and to conduct its business, including, performing its obligations under the Management Agreement and the Administration Agreement. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), or regulatory status of the Adviser that could reasonably be expected to prevent the Adviser from carrying out its obligations under this Agreement, the Management Agreement or the Administration Agreement, or (ii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (collectively, an “Adviser MAC”). The Adviser has full right, power and authority to execute and deliver this Agreement, the Management Agreement and the Administration Agreement. The Adviser is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, constitute an Adviser MAC.

(b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act or the applicable rules and regulations thereunder from acting under the Management Agreement for the Company as contemplated by the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

(c) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus and under this Agreement, and the Company Agreements to which it is a party.

(d) There are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Adviser, threatened to which the Adviser or any of its officers, partners or members are or would be a party or of which any of their properties are or would be subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order either (A) constituting, individually or in the aggregate, an Adviser MAC or (B) preventing the consummation of the transactions contemplated hereby.

(e) The Adviser is not in breach or violation of, or in default (nor has any event occurred which with notice, lapse of time, or both would reasonably expected to result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or person acting on such holder’s behalf), the right to require the repurchase, redemption or repayment of all or part of such indebtedness) under (i) its limited liability company operating agreement or other organizational documents, or (ii) the Management Agreement or the Administration Agreement, or (iii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Adviser is a party, or (iv) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Adviser except, with respect to clauses (iii) and (iv), to the extent that any such contravention would not constitute an Adviser MAC.

(f) This Agreement, the Management Agreement and the Administration Agreement have been duly and validly authorized, executed and delivered by the Adviser. The Management Agreement and the Administration Agreement constitute valid and legally binding agreements of the Adviser, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(g) The description of the Adviser and the statements attributable to the Adviser contained in the Prospectus are true, accurate and complete in all material respects, complied and comply in all material respects with the provisions of the Securities Act, the Investment Company Act, the Advisers Act, and the rules and regulations under such Acts, and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) The Adviser has all Consents and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule and has obtained all necessary Consents from other persons, in order to conduct its business, except where the failure to obtain such Consents would not constitute an Adviser MAC; the Adviser is not in violation of, or in default under, nor has the Adviser received notice of any proceedings relating to revocation or modification of any such Consent or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Adviser, except where such revocation or modification would not, individually or in the aggregate, constitute an Adviser MAC.

(i) None of the Adviser or any of its respective partners, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, under the

Exchange Act, to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares.

(j) The Adviser is not aware that (i) any executive, key employee or significant group of employees of the Company or the Adviser, as applicable, plans or plan to terminate employment with the Company or the Adviser or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Adviser except where such termination or violation would not constitute an Adviser MAC.

(k) The Adviser is using its best efforts to develop and implement a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Management Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization.

(l) The Adviser is using its best efforts to develop and implement a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions for which it has bookkeeping and record keeping responsibility for under the Administration Agreement are recorded as necessary to permit preparation of the Company’s financial statements in conformity with generally accepted accounting principles and to maintain accountability for the Company’s assets and (ii) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(m) The Adviser maintains insurance in such amounts and covering such risks as the Adviser reasonably considers adequate for the conduct of its business and the value of its properties, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to be an Adviser MAC. There are no material claims by the Adviser under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Subject to changes in pricing in the insurance industry generally (as to which the Adviser makes no representation or warranty), the Adviser has no reason to believe that it will not be able to renew its existing insurance as and when such coverage expires or will not be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to cause an Adviser MAC.

3. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $            , the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

In addition, the Adviser has agreed to pay the Underwriters additional underwriting compensation in an amount equal to 1.50% of the offering amount ($         per share) of the Firm Shares [excluding the Directed Shares] and the Additional Shares (collectively, the “Additional Underwriting Compensation”). The purchase price for the Firm Shares that are reserved as Directed Shares (and sold to Directed Share Purchasers) shall be $             per share.

(b) Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the several Underwriters, at 9:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Lead Managers and the Company (such time and date of payment and delivery being herein called the “Closing Date”). Electronic transfer of the Firm Shares shall be made to the Underwriters at the time of purchase through full fast transfer to the accounts at the DTC in such names and in such denominations as the Lead Managers shall specify. Upon the payment of the purchase price for the Firm Shares, the Adviser will pay the Additional Underwriting Compensation (solely with respect to the Firm Shares) by wire transfer in same day funds to or as directed by Bear Stearns (on behalf of the Underwriters).

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Firm Shares or the Additional Shares, as the case may be, shall be made at the offices of Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, 25th Floor, Los Angeles, California 90071 (“Underwriters’ Counsel”), or at such other place as shall be agreed upon by the Lead Managers and the Company.

(c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to              Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Managers to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by Bear Stearns, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that the Additional Closing Date shall not occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as Bear Stearns in its sole discretion shall make.

(d) Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representatives through the facilities of DTC for the respective accounts of the several Underwriters, at 9:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by Bear Stearns and the Company. Electronic transfer of the Additional Shares shall be made through full fast transfer accounts at the DTC to the Underwriters at the additional time of purchase in such names, in such denominations and to such accounts as the Lead Managers shall specify. Upon the payment of the purchase price for the Firm Shares, the Adviser will pay the Additional Underwriting Compensation (solely with respect to the Additional Shares) by wire transfer in same day funds to or as directed by Bear Stearns (on behalf of the Underwriters).

4. Offering. Upon authorization of the release of the Firm Shares by the Lead Managers, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus, subject to the provisions relating to the Directed Shares set forth in the second introductory paragraph of this Agreement.

5. Covenants of the Company and the Adviser. The Company covenants and agrees, and the Adviser agrees, with the Underwriters:

(a) To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Lead Managers may designate and to use its best efforts to maintain such qualifications in effect so long as the Lead Managers may reasonably request for the distribution of the Shares (including removing any suspension referred to below); provided that, in connection therewith, the Company and the Adviser shall not be required to qualify as a foreign corporation or to file a consent to the service of process under the laws of any such jurisdiction (except a limited consent to service of process with respect to the offering and sale of the Shares); and to advise the Lead Managers promptly of the receipt by the Company or the Adviser of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(b) To notify the Lead Managers immediately (and, if requested by the Lead Managers, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, and if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 497(h) under the Securities Act (which the Company agrees to file in a timely manner under such Rule), (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Lead Managers shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Lead Managers and Underwriters’ Counsel with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Lead Managers and Underwriters’ Counsel a reasonable opportunity to review and comment thereon.

(c) To comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the rules and regulations promulgated under such Acts, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Lead Managers promptly and prepare and file with the Commission, subject to Section 5(b) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Lead Managers) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(d) The Company will promptly deliver to each of the Lead Managers and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, if any, as the Lead Managers may reasonably request. Prior to 10:00 A.M., New York time, on the second business day succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Lead Managers may reasonably request.

(e) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(f) The Company will furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders’ equity and cash flow of the Company for such fiscal year accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants).

(g) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations under such Act (including, at the option of the Company, Rule 158).

(h) During the period of 180 days from the date of the Prospectus, without the prior written consent of the Lead Managers, the Company and the Adviser (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex III hereto of each of its officers and directors, its stockholders listed on Schedule II attached hereto and certain officers of the Adviser, not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement, as described in the Registration Statement and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except as agreed to in writing by the Lead Managers prior to effecting any such filing.

(i) During the period of three years from the effective date of the Registration Statement, to the extent not available on the Commission’s EDGAR system or the Company’s website, the Company will furnish to the Lead Managers (a) copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, (b) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (c) such additional information concerning the business and financial condition of the Company as the Lead Managers may from time to time reasonably request.

(j) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus.

(k) The Company will furnish to the Lead Managers (or Underwriters’ counsel) copies of all amendments to the Registration Statement and the Notice of Election, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) for distribution of a copy of each of the other Underwriters.

(l) The Company, during a period of two years from the effective date of the Company’s election to be a business development company, will use its best efforts to maintain its status as a business development company; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, with the approval of the board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision.

(m) The Company will use its best efforts to qualify for and elect to be treated as a regulated investment company under Subchapter M of the Code, and to maintain such qualification and election in effect for each full fiscal year during which it is a business development company under the Investment Company Act; provided that, at the discretion of the Company’s board of directors, it may elect not to be so treated.

(n) The Company will maintain a transfer agent and, if necessary under the law of the State of Maryland, a registrar for the Common Stock.

(o) The Company will use its best efforts to list the Shares, subject to notice of issuance, for quotation on Nasdaq, and to maintain such listing of the Shares on Nasdaq.

(p) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the rules and regulations promulgated under such Acts, within the time periods required thereby.

(q) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(r) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered.

(s) The Company hereby agrees that it will ensure that the Directed Shares will be restricted as required by NASD Rule 2790.

(t) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company and the Adviser, jointly and severally, hereby agree to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 5(a) hereof and any offering of Directed Shares in outside the United States, including the fees and disbursements of counsel for the Underwriters in connection with such qualification or offering and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on Nasdaq; (vii) all travel, accommodation, and other related expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering; and (ix) any reasonable expenses (including, without limitation, legal expenses) incurred by the Underwriters in connection with any release, or any effort by the Company or any Directed Share Purchaser to seek the release, of any of the Directed Shares from the restrictions referred to in Section 5(s) above. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section, and Sections 8, 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel.

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Adviser herein contained, as of the date hereof and as of the Closing Date, and if applicable, the Additional Closing Date, to the absence from any certificates, opinions, written statements or letters furnished to the Lead Managers or to Underwriters’ Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and the Adviser of their respective obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement shall have become effective and all necessary regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Lead Managers; if the Company shall have elected to rely upon Rule 430A pursuant to Rule 497(h) under the Securities Act at or before 5:30 p.m. New York City time on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Securities Act required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 p.m. New York City time on the date of this Agreement, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(b) hereof.

(b) Prior to the Closing Date, and the Additional Closing Date, if applicable, (i) no stop order with respect to the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued under the Securities Act or, to the Company’s knowledge, proceedings initiated or threatened by the Commission.

(c) At the Closing Date and, on the Additional Closing Date, if applicable, the Lead Managers shall have received the favorable written opinion of Gibson, Dunn & Crutcher LLP, counsel for the Company, dated the Closing Date or, if applicable, the Additional Closing Date, addressed to the Underwriters in the form and substance reasonably satisfactory to Underwriters’ Counsel stating as set forth on the attached Annex I.

(d) At the Closing Date and, on the Additional Closing Date, if applicable, the Lead Managers shall have received the favorable written opinion of Gibson, Dunn & Crutcher, LLP, counsel for the Adviser, dated the Closing Date or, if applicable, the Additional Closing Date, addressed to the Underwriters in the form and substance reasonably satisfactory to Underwriters’ Counsel stating as set forth on the attached Annex II.

(e) At the Closing Date and, on the Additional Closing Date, if applicable, the Lead Managers shall have received the favorable written opinion of Ballard Spahr Andrews & Ingersoll, LLP, special counsel for the Company, dated the Closing Date or, if applicable, the Additional Closing Date, addressed to the Underwriters in the form and substance reasonably satisfactory to Underwriters’ Counsel stating as set forth on the attached Annex III.

(f) At the Closing Date and, on the Additional Closing Date, if applicable, the Lead Managers shall have received from Underwriters’ Counsel such opinion or opinions, addressed to the Underwriters, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company and the Adviser shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(g) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Lead Managers and to Underwriters’ Counsel.

(h) At the Closing Date and, on the Additional Closing Date, if applicable, the Lead Managers shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date or the Additional Closing Date, if applicable, to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date (or as of the Additional Closing Date, if applicable), the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date (or as of the Additional Closing Date, if applicable), all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) as of the Closing Date (or as of the Additional Closing Date), the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus pursuant to the rules and regulations of the Commission that have not been included as required, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change; provided, further, that the certificate shall also include such other certifications as may be reasonably requested by the Underwriters or Underwriters’ Counsel.

(i) At the time this Agreement is executed and at the Closing Date (and on the Additional Closing Date, if applicable), the Lead Managers shall have received a comfort letter, from PricewaterhouseCoopers LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date (or as of the Additional Closing Date, if applicable), addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters’ Counsel.

(j) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), (A) there shall not have been any Material Adverse Change or any Adviser MAC, the effect of which is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(k) The Lead Managers shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company, certain shareholders of the Company listed on Schedule II hereto, and certain persons or entities affiliated with the Adviser listed on Schedule II hereto, in each case substantially in the form attached hereto as Annex IV.

(l) At the Closing Date, the Shares shall have been approved upon notice of issuance for quotation on Nasdaq subject only to notice of issuance at or prior to the Closing Date and the Additional Closing Date, as the case may be.

(m) At the Closing Date, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(n) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date (or as of the Additional Closing Date, if applicable), prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date (or as of the Additional Closing Date, if applicable), prevent the issuance or sale of the Shares.

(o) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Lead Managers reasonably object.

(p) At the Closing Date, and on the Additional Closing Date, if applicable, the Lead Managers shall have received a certificate of an executive officer of the Adviser, dated the Closing Date or the Additional Closing Date, if applicable, to the effect that (i) as of the date hereof and as of the Closing Date (or as of the Additional Closing Date, if applicable), the representations and warranties of the Adviser set forth in Sections 1 and 2 hereof are accurate (ii) as of the Closing Date (or as of the Additional Closing Date, if applicable) all agreements, conditions and obligations of the Adviser to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Adviser MAC or any development involving a prospective Adviser MAC.

(q) The Company and the Adviser shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Lead Managers or to Underwriters’ Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to the Lead Managers and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Managers at, or at any time prior to, the Closing Date or the Additional Closing Date, and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Managers at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

8. Indemnification.

(a) The Company and the Adviser, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any

Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”), or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) (A) the violation of any applicable laws or regulations of any foreign jurisdictions where Directed Shares have been offered or (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or Preliminary Prospectus, not misleading, or (iv) any untrue statement or alleged untrue statement made by the Company or the Adviser in this Agreement or the Management Agreement; provided, however, that the Company and the Adviser will not be liable to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company or the Adviser by or on behalf of any Underwriter through the Lead Managers expressly for use therein (the parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in the last sentence of Section 1(b) hereof). This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Adviser, each of the directors, partners and officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or the Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the

Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount (including amounts, if any, paid to the Underwriter by the Adviser) applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

(c) In connection with the offer and sale of Directed Shares the Company agrees promptly upon written notice, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of any Directed Share Purchaser, who makes an oral agreement, properly confirmed by the Underwriters, to purchase Directed Shares within twenty-four hours of establishing the public offering price, to pay for and accept delivery of the Directed Shares. Under no circumstances will the Lead Managers or any Underwriter be liable to the Company or to any Directed Share Purchaser for any action taken or omitted to be taken in connection with the Directed Shares or any transaction effected with any Directed Share Purchaser, except to the extent found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the Lead Managers or such Underwriter, as the case may be.

(d) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure to so notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Adviser and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and the Adviser and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Adviser, on the one hand, and the Underwriters, on the other hand, from the Offering or, if such allocation is not permitted by applicable law or if such indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8(d) above, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Adviser, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Adviser, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of aggregate underwriting discounts, commissions and the Additional Underwriting Compensation, but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Adviser, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Adviser, on the one hand, and the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Adviser and the Underwriters further agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or the Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and the Adviser, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

10. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or

Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Lead Managers pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Managers may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Managers do not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 8, 11 and 12(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Managers or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Adviser, and the Company contained in this Agreement or in certificates of officers of the Company or the Adviser, submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or the Adviser, any of their officers, managers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9,

11 and 12(d) hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

12. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of (i) receipt by the Lead Managers and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 12 and the representations of Sections 1 and 2, and the provisions of Sections 6, 8, 9 and 13 through 18, inclusive, shall remain in full force and effect at all times after the execution hereof.

(b) The Lead Managers shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Managers will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on The New York Stock Exchange (“the NYSE”) or Nasdaq shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or Nasdaq or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Managers, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 12 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) or 12(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Adviser, to perform any agreement herein or comply with any provision hereof, the Company or the Adviser, will, subject to demand by the Lead Managers, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: [Stephen Parish, Senior Managing Director, Equity Capital Markets], with a copy to Underwriters’ Counsel at Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105, Attention: Thomas R. Pollock;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: James K. Hunt; with a copy to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071, Attention: Dhiya El-Saden;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

15. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours, EVERCORE INVESTMENT CORPORATION

By:
Name:
Title:

EVERCORE ASSET MANAGEMENT LLC

By:
Name:
Title:

Accepted as of the date first above written,

on behalf of themselves and the other

Underwriters named in Schedule I hereto.

BEAR, STEARNS & CO. INC.

By:
Name:
Title:

LEHMAN BROTHERS INC.

By:
Name:
Title:

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
[Names of other Underwriters]
Total

SCHEDULE II

[Names of shareholders subject to the lock-up provision]

ANNEX I

Form of Opinion of Company Counsel

1. The Company has been duly organized and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to have such power or authority would not have, individually or in the aggregate, a Material Adverse Effect. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except where the failure to have such power or authority would not have, individually or in the aggregate, a Material Adverse Effect.

2. To the best of such counsel’s knowledge, all of the issued shares of capital stock of the Company are not in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof.

3. The Shares are duly authorized for listing for quotation on the NASDAQ.

4. The form of the certificate used to evidence the Shares complies on its face in all material respects with all applicable statutory requirements and with any applicable requirements of the NASDAQ National Market.

5. The Underwriting Agreement, the Management Agreement and the Administration Agreement have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Company has taken all corporate action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement and the Shares and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus and as described in the Registration Statement and the Prospectus have been duly and validly taken.

6. To the best of such counsel’s knowledge and other than as set forth in the Registration Statement, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated.

7. The execution, delivery, and performance by the Company of the Management Agreement, the Administration Agreement, the Underwriting Agreement and consummation of the transactions contemplated by Underwriting Agreement, the Registration

Statement and the Prospectus do not and will not (A) violate or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company is a party or by which the Company or its properties or assets may be bound, other than such violation, breach, or default by the Company as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) violate any provision of the certificate of incorporation or bylaws of the Company, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body (other than state securities or blue sky laws, as to which we express no opinion).

8. To the best of such counsel’s knowledge, the Company is not in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its charter or bylaws, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company.

9. To the best of such counsel’s knowledge, there are no affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed.

10. To the best of such counsel’s knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or its directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus but are not so described.

11. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act, the Exchange Act or the rules of NASDAQ and (3) such as are required by the NASD.

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12. The Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion), appear on their face to comply as to form in all material respects with the requirements of the Securities Act, and the Company is eligible to use Form N-2.

13. The documents filed under the Exchange Act when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Exchange Act, the rules and regulations promulgated under such Act, and the requirements under Form 8-A.

14. The information in the Registration Statement and the Prospectus under the headings “Regulation”, “Certain relationships and related transactions”, “Description of our capital stock”, “Material U.S. federal income tax considerations”, and “Underwriting”, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

15. The Company is not and, at all times up to and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, and is not and will not be an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

16. The Management Agreement contains the applicable provisions required by Section 205 of the Advisers Act and Section 15 of the Investment Company Act.

17. The Company has filed the Notice of Election with the Commission pursuant to Section 54(a) of the Investment Company Act. The Notification of Election filed by the Company with the Commission complied as to form in all material respects with the Investment Company Act and the rules and regulations thereunder.

18. The Management Agreement has been approved by the Company’s Board of Directors and the sole shareholder of the Company in accordance with the procedural requirements of Section 15 of the Investment Company Act.

19. The Registration Statement has become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required under the Securities Act have been made, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 497 under the Securities Act will be made in the manner and within the time period required by such Rule 497.

20. No further consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic, are

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required under any law, regulation or rule in order to perform the Company’s obligations under the Management Agreement.

21. To the best knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

22. No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel, to cause the Company to register under the Securities Act or the Exchange Act any shares of Common Stock or shares of any other capital stock or other equity interest of the Company, or to include any such shares or interest in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as and to the extent stated in paragraphs 7, 11 and 16 above), no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date (or the Additional Closing Date, if applicable), as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date (or the Additional Closing Date, if applicable), as of the date of such amendment or supplement) and as of the Closing Date (or the Additional Closing Date, if applicable), contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

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ANNEX II

Form of Opinion of Adviser’s Counsel

1. The Adviser has been duly organized and validly exists as a limited liability company in good standing under the laws of its jurisdiction of incorporation, with the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, except where the failure to have such power or authority would not have, individually or in the aggregate, an Adviser MAC (as defined in the Underwriting Agreement). The Adviser is duly qualified and in good standing as a foreign limited liability corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except where the failure to have such power or authority would not have, individually or in the aggregate, an Adviser MAC.

2. The Underwriting Agreement has been duly authorized, executed and delivered by the Adviser. The Management Agreement has been duly authorized, executed and delivered by the Adviser. The Administration Agreement has been duly authorized, executed and delivered by the Adviser.

3. Other than as described or contemplated in the Prospectus, there are no actions, suits or other legal or governmental proceedings pending or threatened against the Adviser or to which the Adviser or any of its property is subject which are required to be described in the Prospectus.

4. No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Adviser for the performance of the Underwriting Agreement or the Management Agreement by the Adviser or for the consummation by the Adviser of the transactions contemplated thereby.

5. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and, to such counsel’s knowledge, is not prohibited by the Advisers Act, the Investment Company Act or the applicable published rules and regulations thereunder from acting under the Management Agreement as an investment adviser to the Company, as contemplated by the Registration Statement and the Prospectus; and, to such counsel’s knowledge, there does not exist any proceeding pending or threatened, which could reasonably be expected to adversely affect the registration of the Adviser with the Commission.

6. To the best knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which the Adviser is a party to or to which the properties of the Adviser are subject that are required under the Securities Act to be described in the Registration Statement and the Prospectus and are not so described, or which seek to restrain, enjoin, prevent the consummation of the issuance or sale of the Shares to be sold under the Underwriting Agreement.

7. To the best knowledge of such counsel, the Adviser is not in breach or violation of, or in default under, nor has any event occurred which with notice, lapse of time, or

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both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or person acting on such holder’s behalf), the right to require the repurchase, redemption or repayment of all or part of such indebtedness under, their limited liability company operating agreement or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Adviser is a party or by which it or its properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Adviser, except in each case for any such breach, violation or default which would not have an Adviser MAC, and the execution, delivery and performance of the Underwriting Agreement, the Management Agreement, and the Administration Agreement, and consummation of the transactions contemplated thereby, will not result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), the respective limited liability company operating agreement of the Adviser or an indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Adviser is a party or by which it or its properties may be bound or affected, or any law, regulation or rule or any decree, judgment or order applicable to the Adviser, except in each case for any such conflict, breach or violation which would not have an Adviser MAC.

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ANNEX III

Form of Opinion of Ballard Spahr Andrews & Ingersoll, LLP, Special Counsel for the Company

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

2. The Company has the requisite corporate power to own, lease or operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Underwriting Agreement, the Management Agreement and the Administration Agreement and to issue, sell and deliver the Shares as contemplated in the Underwriting Agreement.

3. The Shares have been duly authorized for issuance by the Company and when issued and delivered in exchange for payment of the consideration therefor in accordance with the terms of the Underwriting Agreement and the resolutions authorizing their issuance, will be validly issued, fully paid and non-assessable and free from pre-emptive or similar rights arising by operation of the Maryland General Corporation Law (the “MGCL”) or under the Charter and Bylaws of the Company.

4. The statements set forth in the Registration Statement and the Prospectus under the captions “Description of Our Capital Stock” and “Risk Factors – Risks Relating to this Offering – Certain Provisions of Maryland law and our charter and bylaws could hinder, delay or prevent a change in control of our company” insofar as such statements purport to summarize certain provisions of the Charter and Bylaws of the Company or the MGCL, are accurate in all material respects and constitute fair summaries of the information contained therein.

5. The execution and delivery of the Underwriting Agreement, the Management Agreement and the Administration Agreement have each been duly authorized by all necessary corporate action required under the Charter and Bylaws of the Company and the MGCL, and the Underwriting Agreement, Management Agreement and Administration Agreement have each been duly executed and, to our knowledge, delivered by the Company.

6. The execution, delivery and performance of the Underwriting Agreement, Management Agreement and Administration Agreement and the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by the Underwriting Agreement do not and will not (a) result in a breach or violation of any provisions of the Charter and Bylaws of the Company or the MGCL or (b) to our knowledge, result in any violation of any order, rule, regulation or decree of any court or governmental agency or authority of the State of Maryland issued under or pursuant to the MGCL and applicable to the properties, assets or business owned or proposed to be owned by the Company.

7. The capital stock of the Company, including the Shares, conforms as to legal matters, in all material respects, to the description thereof contained in the Registration Statement and the Prospectus.

8. The Company has the authorized and outstanding capitalization set forth in the Final Prospectus under the caption “Capitalization” as of the date stated under such

1

caption; the outstanding shares of capital stock of the Company, as of the date stated in the Final Prospectus under the caption “Capitalization,” consisting of              shares of Common Stock, have been duly authorized and are validly issued and fully paid and non-assessable and are not subject to pre-emptive or similar rights arising by operation of the MGCL or under the Charter and Bylaws of the Company.

9. The form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements under the MGCL and with any applicable requirements under the Charter and Bylaws of the Company.

10. Under the laws of the State of Maryland, the holders of the Shares have no personal liability for the debts or obligations of the Company solely as a result of their status as holders of such Shares.

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ANNEX IV

Form of Lock-Up Agreement

[Date]

Bear, Stearns & Co. Inc.

Lehman Brothers Inc.

As Representatives of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

Evercore Investment Corporation Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Evercore Investment Corporation, a Maryland corporation (the “Company”), of its common stock, $.001 par value per share (the “Stock”).

In order to induce you and the other underwriters for which you act as representatives (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”) and Lehman Brothers Inc. (“Lehman Brothers”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Stock, any other equity security of the Company and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop

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transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

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